UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 13, 2016 (June 13, 2016)

DELTA TUCKER HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-173746	27-2525959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Old Meadow Road

McLean, Virginia 22102

(Address of Principal Executive Offices)

(571) 722-0210

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

The following information is being furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act except as expressly set forth by specific reference in such a filing.

Air Force Contract

On May 26, 2016, Delta Tucker Holdings, Inc. (“Holdings” and, together with DynCorp International Inc. and other consolidated subsidiaries of Holdings, the “Company,” “we,” “our” or “us”) was notified that the Company’s claim before the Armed Services Board of Contract Appeals seeking contractual reinterpretation and restructure on a specific Air Force contract was denied. Based on the outcome, the customer is now requiring the Company to process additional engines. We have reached an agreement with the Air Force related to performance requirements on this contract. We will record an $8.9 million charge associated with this matter in the second quarter of 2016.

Insurance Underwriters Claim

We have entered into a multi-party settlement agreement that resolves underwriters litigation against DynCorp International LLC and certain affiliates. As part of the arrangement, we will recoup approximately $5 million of legal expenses related to this case. We will record $5 million of income in the second quarter of 2016 as a result of this settlement.

Item 8.01.	Other Events.

Press Release

On June 13, 2016, DynCorp International Inc. issued a press release announcing the final results of the previously announced exchange offer and consent solicitation (the “Exchange Offer”), relating to the exchange of 10.375% Senior Notes due 2017 (the “Existing Notes”) for $45,000,000 cash and newly issued 11.875% Senior Secured Second Lien Notes due 2020 (the “New Notes”), which expired at 5:00 P.M., New York City time, on June 10, 2016. Based on the final results of the Exchange Offer, the press release also describes the principal amount of New Notes and cash that holders will receive for each $1,000 principal amount of Existing Notes validly tendered (and not validly withdrawn) in the Exchange Offer. We expect that the Exchange Offer will settle on June 15, 2016. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K, including the exhibits, may contain forward-looking statements regarding future events and our future results that are subject to the safe harbors created by the Private Securities Litigation Reform Act of 1995 under the Securities Act and the Exchange Act. Without limiting the foregoing, the words “believes,” “thinks,” “anticipates,” “plans,” “expects” and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve risks and uncertainties. Statements regarding the amount of our backlog, estimated total contract values, and 2016 outlook are other examples of forward-looking statements. We caution that these statements are further qualified by important economic, competitive, governmental, international and technological factors that could cause our business, strategy, projections or actual results or events to differ materially, or otherwise, from those in the forward-looking statements. These factors, risks and uncertainties include, among others, the following: our ability to successfully implement the Exchange Offer and the other related transactions; our substantial level of indebtedness, our ability to refinance or amend the terms of that indebtedness, and changes in availability of capital and cost of capital; the ability to refinance, amend or generate sufficient cash to repay our senior secured credit facility, consisting of a term loan and revolver, maturing on July 7, 2016, through the effectiveness of the new senior credit facility or otherwise, or to refinance, amend or repay our other indebtedness, including any future indebtedness, which may force us to take other actions to satisfy our obligations under our indebtedness, which may not be successful; the future impact of mergers, acquisitions, divestitures, joint ventures or teaming agreements; the outcome of any material litigation, government investigation, audit or other regulatory matters; restatement of our financial statements causing credit ratings to be downgraded or covenant violations under our debt agreements; policy and/or spending changes implemented by the Obama Administration, any subsequent administration or Congress, including any further changes to the sequestration that the United States Department of Defense is currently operating under; termination or modification of key U.S. government or commercial contracts, including subcontracts; changes in the demand for services that we provide or work awarded under our contracts, including without limitation, the Bureau for International Narcotics and Law Enforcement Affairs, Office of Aviation (“INL Air Wing”), Contract Field Teams and Logistics Civil Augmentation Program contracts; the outcome of recompetes on existing programs, including but not limited to any upcoming recompetes on the INL Air Wing or War Reserve Materiel programs; changes in the demand for services provided by our joint venture partners; changes due to the pursuit of new commercial business in the U.S. and abroad; activities of competitors and the outcome of bid protests; changes in significant operating expenses; impact of lower than expected win rates for new business; general political, economic, regulatory and business conditions in the U.S. or in other countries in which we operate; acts of war or terrorist activities, including cyber security threats; variations in performance of financial markets; the inherent difficulties of estimating future contract revenue and changes in anticipated revenue from indefinite delivery, indefinite quantity contracts and indefinite quantity contracts; the timing or magnitude of any award, performance or incentive fee granted under our government contracts; changes in expected percentages of future revenue represented by fixed-price and time-and-materials contracts, including increased competition with respect to task orders subject to such contracts; decline in the estimated fair value of a reporting unit resulting in a goodwill impairment and a related non-cash impairment charged against earnings; changes in underlying assumptions, circumstances or estimates that may have a material adverse effect upon the profitability of one or more contracts and our performance; changes in our tax provisions or exposure to additional income tax liabilities that could affect our profitability and cash flows; uncertainty created by management turnover; termination or modification of key subcontractor performance or delivery; the ability to receive timely payments from prime contractors where we act as a subcontractor; and statements covering our business strategy, those described in “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2015, filed with the SEC on March 30, 2016, and other risks detailed from time to time in our reports filed with the SEC and other risks detailed from time to time in our reports posted to our website or made available publicly through other means. Accordingly, such forward-looking statements do not purport to be predictions of future events or circumstances and therefore, there can be no assurance that any forward-looking statements contained herein will prove to be accurate. We assume no obligation to update the forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on forward-looking statements. The Company’s actual results could differ materially from those contained in the forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Exhibit

99.1	Press Release issued by DynCorp International Inc. on June 13, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA TUCKER HOLDINGS, INC.

Date: June 13, 2016	By:	/s/ William T. Kansky
		Name:	William T. Kansky
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit

99.1	Press Release issued by DynCorp International Inc. on June 13, 2016.

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